Exhibit 2.5 / EXHIBIT L, AMENDMENT 2 TO FORM A

Registration Statement (Commission File Number: 333-131874), filed on February 15, 2006 and incorporated herein by reference.

Page 1, EXHIBIT L, AMENDMENT 1 TO FORM A